Exhibit 99.2

UHOS Q2 2009 Earnings Teleconference August 13, 2009

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements 2

Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Growth in Adjusted EBITDA was driven by strong activity in asset management and new product initiatives, offsetting weaker peak need rental activity. Financial Summary $ in Millions LTM 2008 2009 % Chg 2008 2009 % Chg June 2009 Revenue 71.7 $ 72.8 $ 1.6% 147.1 $ 146.8 $ -0.2% 288.8 $ Adjusted EBITDA 24.9 $ 26.8 $ 7.6% 54.1 $ 53.9 $ -0.3% 103.9 $ 2nd Quarter June YTD 3

Impact of the Economy on UHS Hospital Customers: Freezing Capex Weak Census, but not too weak In light of potentially looming changes in Health Care Reform, many hospitals are standing in place Manufacturer Suppliers: Lower Provider Capex is meaningfully impacting their pace of activity UHS can help our customers and suppliers bridge across these challenging times with capital and cost saving programs 4

Impact of Potential Health Care Reform on UHS Current Proposals appear to be neutral to marginally positive to Hospitals General themes are entirely consistent with UHS’ strengths: Efficiency Cost Patient Safety & Outcomes 5

Financial Review 2nd Quarter 2009 6

7 Source: http//www.cdc.gov/flu/weekly/ Flu Activity Creates Challenging Comparables in 2009 Comparably Lower Flu Rates in 2009 2008 2009

8 RENTAL OF UHS-OWNED EQUIPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment f or obese patients RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET MANAGEMENT PARTNERSHIP PROGRAM (AMPP) On-site management to drive better equipment utilization (UHS people, technology & processes) Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin & Historical Depreciation to Depreciation Medical Equipment Outsourcing Trend Analysis Strong momentum in Asset Management, patient handling and wound therapy offsets lower results in peak need rental caused by weak census early in the year and proactive customer efforts to reduce rental costs Management estimates that the flu variance resulted in lower equivalent Q1-09 revenues of > $2 million, much of which flows to margin $ in Millions 2nd Quarter June YTD 2008 2009 % Chg 2008 2009 % Chg Revenues 55.9 $ 56.5 $ 1.1% 115.3 $ 114.8 $ -0.4% Cash Gross Margin Pre FAS 141 36.6 38.0 3.8% 77.3 77.1 -0.2% % of Revenue 65.5% 67.3% 67.0% 67.1% Historical Depreciation (12.8) (13.6) (25.4) (27.2) Gross Margin Pre FAS 141 23.8 $ 24.4 $ 2.5% 51.9 $ 49.9 $ -3.8% % of Revenue 42.6% 43.2% 45.1% 43.5%

Technical and Professional Services


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2
3
4
Equipment Lifecycle Services

TECHNICAL SERVICES

Maintain & Repair Customer-owned Equipment:

- Non-resident, response-based / scheduled Biomedical Services
- Customized Healthcare Asset Management Programs
- Manufacturer Services

PROFESSIONAL SERVICES

Technology baseline assessments

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Equipment utilization studies

$ in Millions	2nd Quarter			June YTD		
	2008	2009	% Chg	2008	2009	% Chg
Revenues	$ 11.5	$ 10.7	-7.3%	$ 23.4	$ 21.1	-9.8%
Cash Gross Margin Pre FAS 141	2.8	3.2	14.8%	6.3	6.4	1.4%
% of Revenue	*24.3%*	*30.1%*		*26.7%*	*30.1%*	
Historical Depreciation	(0.1)	(0.1)		(0.2)	(0.2)	
Gross Margin Pre FAS 141	$ 2.7	$ 3.1	15.6%	$ 6.1	$ 6.2	1.6%
% of Revenue	*23.5%*	*29.3%*		*26.0%*	*29.3%*	

Trend Analysis

- Lower current year Revenues were due to higher activity in our manufacturer services unit in 2008. This activity has an episodic component and thus will ebb and flow over time
- Despite lower Revenues, our Margins were up in 2009 due to cost containment efforts
- Additionally, we continue to focus our sales force on large organic growth opportunities in our Outsourcing segment

Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin & Historical Depreciation to Depreciation

UHS

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10 ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Medical Equipment Sales and Remarketing Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis Strong results were driven by robust equipment sales, which were made possible by the scale and scope of our Outsourcing operations Gross Margin % and overall results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business $ in Millions 2nd Quarter June YTD 2008 2009 % Chg 2008 2009 % Chg Revenues 4.2 $ 5.6 $ 33.0% 8.5 $ 10.9 $ 28.2% Cash Gross Margin Pre FAS 141 1.2 1.5 26.7% 2.3 2.7 17.5% % of Revenue 28.2% 26.9% 27.5% 25.2% Historical Depreciation (0.1) - (0.1) (0.1) Gross Margin Pre FAS 141 1.1 $ 1.5 $ 27.7% 2.2 $ 2.6 $ 18.0% % of Revenue 27.0% 25.9% 26.3% 24.2%

Selected Financial Data Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-FAS 141 to Gross Margin, Historical Depreciation to Depreciation, Adjusted EBITDA to Cash Flows from Operations, and Accrual CAPEX to investing cash flows $ in Millions 2nd Quarter June YTD LTM Q2 2008 2009 % Chg 2008 2009 % Chg 2009 Consolidated Revenues 71.7 $ 72.8 $ 1.6% 147.1 $ 146.8 $ -0.2% 288.8 $ Cash Gross Margin Pre-FAS 141 40.6 $ 42.7 $ 5.2% 85.9 $ 86.2 $ 0.4% 166.0 $ % of Revenues 56.7% 58.7% 58.4% 58.7% 57.5% Historical Depreciation (12.9) (13.7) (25.7) (27.5) (53.5) Gross Margin Pre-FAS 141 27.7 $ 29.0 $ 4.9% 60.2 $ 58.7 $ -2.5% 112.5 $ % of Revenues 38.6% 39.8% 40.9% 40.0% 39.0% Cash SG&A 15.7 $ 16.0 $ -1.4% 31.8 $ 32.3 $ -1.5% 62.1 $ % of Revenues 22.0% 22.0% 21.6% 22.0% 21.5% Adjusted EBITDA 24.9 $ 26.8 $ 7.6% 54.1 $ 53.9 $ -0.3% 103.9 $ % of Revenues 34.7% 36.8% 36.8% 36.7% 36.0% Accrual CAPEX 10.5 $ 7.4 $ -29.5% 37.4 $ 14.0 $ -62.6% 44.7 $ 11

$135 Bank Line (as of 6/30/09) Available Liquidity = $99 Used = $36 (Including LOCS and net of cash on hand and investments) Liquidity Remains Robust $ millions Debt Maturities $- $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014 2015 $135 Revolver 12

13 Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Leverage Trend Leverage Trend 12/31/08 6/30/09 Floating Rate Notes 230.0 $ 230.0 $ PIK Toggle Notes 230.0 230.0 10.125% Senior Notes 9.9 9.9 Bank Line 49.0 39.0 Capital Leases 12.4 12.0 Total Debt 531.3 520.9 Add: Accrued Interest 3.9 3.7 Adjusted Debt 535.2 524.6 Less: Cash and Investments (13.5) (5.0) Net Debt 521.7 $ 519.6 $ LTM Adj. EBITDA 104.0 $ 103.9 $ Leverage ratio 5.0 5.0 UHS Debt Structure ($ in millions) Total Net Debt and Accrued Interest / LTM Adjusted EBITDA 1.0 2.0 3.0 4.0 5.0 6.0 Q1-00 Q3-00 Q1-01 Q3-01 Q1-02 Q3-02 Q1-03 Q3-03 Q1-04 Q3-04 Q1-05 Q3-05 Q1-06 Q3-06 Q1-07 Q3-07 Q1-08 Q3-08 Q1-09 Recap Recap Note that our calculations include Accrued Interest for conservatism

14 5.0x + / - 5.0x Year-end Leverage $68 $104 2008 Hospital System Asset Management implementations Heavy spending for our numerous new customers in 2008 Mid - Upper $40’s (reduced from < $60) Accrual CAPEX $106 - $110 2009 E - Hospital Admissions / Elective Surgeries / Flu - Proactive Management of Rental by Customers - Unemployment / Self Insured / Customer Financial Health + / - Impact of Pending Health Care Reform + Curtailed Hospital Capex + “Never Events” upgrades Adjusted EBITDA Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities Estimated Guidance ($ in Millions)

Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Continue to Expect Growth Despite the Economic Environment Adjusted EBITDA ($ 000's) - 20,000 40,000 60,000 80,000 100,000 120,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 E 15

Selected Reconciliations EBITDA Reconciliation: Q2 2008 & 2009 EBITDA Reconciliation: 1998 – LTM Q2 2009 Depreciation and Amortization Reconciliation Other Reconciliations Appendix 16

Selected Reconciliations $ in Millions 2nd Quarter June YTD LTM Q2 2008 2009 2008 2009 2009 Gross Margin FAS 141 Impact Depreciation 3.6 $ 3.4 $ 7.2 $ 6.8 $ 14.4 $ Occupancy 0.1 - 0.1 0.1 0.2 Fixed Asset Disposals 0.4 0.4 0.9 0.8 1.7 Total Gross Margin FAS 141 Impact 4.1 $ 3.8 $ 8.2 $ 7.7 $ 16.3 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 21.7 $ 21.2 $ 43.6 $ 43.2 $ 84.8 $ Stock Option Expense (0.6) (0.3) (1.2) (0.9) (2.2) Other - - - - (0.1) Historical Depreciation & Amortization (0.7) (0.7) (1.5) (1.4) (2.9) FAS 141 Depreciation & Amortization (4.2) (3.8) (8.3) (7.8) (15.9) Other FAS 141 Impact (0.1) (0.1) (0.2) (0.1) (0.2) Management, Board, & Strategic Fees (0.4) (0.3) (0.6) (0.7) (1.4) Cash SG&A 15.7 $ 16.0 $ 31.8 $ 32.3 $ 62.1 $ Intangible Asset Impairment Charge - $ - $ - $ - $ 4.0 $ 17

Selected Reconciliations Gross Margin Pre-FAS 141 to Gross Margin $ in Millions 2nd Quarter June YTD LTM Q2 2008 2009 2008 2009 2009 Medical Equipment Outsourcing Gross Margin Pre-FAS 141 23.8 $ 24.4 $ 51.9 $ 49.9 $ 93.8 $ FAS 141 Outsourcing Depreciation 3.6 3.4 7.2 6.8 14.4 Other FAS 141 Items 0.3 0.1 0.5 0.3 0.9 Gross Margin per GAAP 19.9 $ 20.9 $ 44.2 $ 42.8 $ 78.5 $ Technical & Professional Services Gross Margin Pre-FAS 141 2.7 $ 3.1 $ 6.1 $ 6.2 $ 12.7 $ Gross Margin per GAAP 2.7 $ 3.1 $ 6.1 $ 6.2 $ 12.7 $ Medical Equipment Sales & Remarketing Gross Margin Pre-FAS 141 1.1 $ 1.5 $ 2.2 $ 2.6 $ 6.0 $ Other FAS 141 Items 0.2 0.3 0.5 0.6 1.0 Gross Margin per GAAP 0.9 $ 1.2 $ 1.7 $ 2.0 $ 5.0 $ Total Gross Margin Pre-FAS 141 27.7 $ 29.0 $ 60.2 $ 58.7 $ 112.5 $ Total FAS 141 Depreciation 3.6 3.4 7.2 6.8 14.4 Total Other FAS 141 Items 0.5 0.4 1.0 0.9 1.9 Total Gross Margin per GAAP 23.6 $ 25.2 $ 52.0 $ 51.0 $ 96.2 $ 18

EBITDA Reconciliation

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	2nd Quarter		June YTD		LTM Q2
	2008	2009	2008	2009	2009
Net Cash provided by Operating Activities	$ 9.4	$ 6.8	$ 28.3	$ 25.3	$ 53.2
Changes in Operating Assets and Liabilities	4.5	9.3	3.2	7.0	7.4
Other and Non-Cash Expenses	1.4	0.8	2.0	1.5	6.1
Income Tax Expense	(3.9)	(3.0)	(5.9)	(6.1)	(15.6)
Interest Expense	11.9	11.8	23.5	23.6	47.0
EBITDA	23.3	25.7	51.1	51.3	98.1
Management, Board, & Strategic Fees	0.4	0.3	0.6	0.7	1.3
Other	-	-	-	-	0.1
Stock Option Expense	0.6	0.3	1.2	0.9	2.2
FAS 141 Impact	0.6	0.5	1.2	1.0	2.2
Adjusted EBITDA	$ 24.9	$ 26.8	$ 54.1	$ 53.9	$ 103.9

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EBITDA Reconciliation: 1998 – LTM Q2 2009

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	LTM Q2 2009
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 53.2
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	7.4
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.1
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(15.6)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	47.0
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	98.1
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	0.1
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	2.2
FAS 141 Impact	-	-								2.4	2.3	2.2
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$104.0	$ 103.9
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$ 288.8
Total Debt & Accrued Interest, Less Cash & Investments *	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$521.7	$ 519.6
Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) *	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	5.0

* As of End of Period

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Depreciation & Amortization Reconciliations $ in Millions 2nd Quarter June YTD LTM Q2 2008 2009 2008 2009 2009 Historical Outsourcing Depreciation 12.8 $ 13.6 $ 25.4 $ 27.2 $ 53.0 $ FAS 141 Outsourcing Depreciation 3.6 3.4 7.2 6.8 14.4 Total Outsourcing Depreciation 16.4 17.0 32.6 34.0 67.4 Historical Technical & Professional Services Depreciation 0.1 0.1 0.2 0.2 0.4 FAS 141 Technical & Professional Services Depreciation - - - - - Total Technical & Professional Services Depreciation 0.1 0.1 0.2 0.2 0.4 Historical Sales & Remarketing Depreciation 0.1 - 0.1 0.1 0.2 FAS 141 Sales & Remarketing Depreciation - - - - - Total Sales & Remarketing Depreciation 0.1 - 0.1 0.1 0.2 Historical Gross Margin Depreciation 13.0 13.7 25.7 27.5 53.6 Gross Margin FAS 141 Depreciation 3.6 3.4 7.2 6.8 14.4 Total Gross Margin Depreciation 16.6 17.1 32.9 34.3 68.0 Historical Selling, General, and Admin Depreciation 0.7 0.7 1.5 1.4 2.9 FAS 141 Selling, General, and Admin Depreciation 0.2 0.1 0.3 0.3 0.7 Total Selling, General, and Admin Depreciation 0.9 0.8 1.8 1.7 3.6 Total FAS 141 Selling, General, and Admin Amortization 4.0 3.7 8.0 7.5 15.2 Intangible Asset Impairment Charge - - - - 4.0 Total Depreciation, Amortization, and Impairment 21.5 $ 21.6 $ 42.7 $ 43.5 $ 90.8 $ 21

Other Reconciliations YTD LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 Q2 2009 Q2 2009 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 15.7 $ 44.2 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 0.8 0.8 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (3.5) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 3.2 3.2 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 14.0 $ 44.7 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ UHS by Parent - - - - - - - (335.1) - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS 22